SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

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                        DWS Inflation Protected Plus Fund
     (Effective on or about March 31, 2010: DWS Global Inflation Plus Fund)

Effective on or about March 31, 2010, the following sections of the prospectus are replaced as follows and the fund will change its name to DWS Global Inflation Plus Fund:

The section of the fund's prospectus under the heading "INVESTMENT OBJECTIVE" will be replaced in its entirety by the following: The fund seeks to provide maximum inflation-adjusted return.

The section of the fund's prospectus under the heading "PRINCIPAL INVESTMENT STRATEGY" will be replaced in its entirety by the following:

Main investments. The fund pursues its investment objective by investing in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The fund may also invest up to 30% of its total assets in commodities-linked derivative instruments (such as commodities-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts (REITs).

Inflation-indexed bonds are fixed-income securities whose principal value and/or rate of interest are periodically adjusted to track changes in an official inflation measure, such as the Consumer Price Index for Urban Consumers or a comparable inflation index. Other fixed income securities in which the fund may invest include mortgage-backed and asset-backed securities, adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities, and taxable and tax-exempt municipal bonds. Senior Loans are made by banks and other financial institutions, typically to large corporations and consumers, and offer interest payments that typically vary with a benchmark indicator of prevailing interest rates, such as the prime rate offered by one or more major US banks or the London Interbank Offered Rate (LIBOR). Senior Loans typically are below investment grade quality. Up to 10% of the fund's total assets may be invested in below investment grade bonds or instruments (grade BB/Ba and below, junk bonds).

Commodity-linked derivative instruments are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties such as gas, heating oil, industrial and other precious metals, livestock, or agricultural products. The fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary is expected to invest in commodity-linked derivative instruments and fixed income securities, some of which may serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary is managed by the same portfolio management team that manages the fund.

Management Process. The investment process involves both "top down" analysis as well as "bottom up" investment selection. As part of the top down analysis, portfolio management takes into account several factors including, but not limited to, current and expected levels of inflation and current and expected economic conditions. The results of this analysis determine the overall structure of the fund's portfolio. Having determined the desired overall structure of the fund's portfolio, portfolio management selects individual investments that reflect that portfolio structure. Relative value compared to similar securities, credit quality of issuers, and liquidity of holdings are among the factors considered by portfolio management when investment decisions are made for the fund.

iGAP Strategy. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a global tactical asset allocation overlay strategy called iGAP (integrated Global Alpha Platform), which attempts to take advantage of short-term and medium-term mispricings within global bond and currency markets. The iGAP strategy uses derivatives (which are contracts or other instruments whose value is based on, for example, indices, currencies or securities) in particular exchange-traded futures contracts on global bonds and over-the-counter forward currency contracts.





February 1, 2010                                          [DWS INVESTMENTS LOGO]
DIPPF-3600S                                                  Deutsche Bank Group


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The section of the fund's prospectus under the heading "OTHER INVESTMENTS AND
TECHNIQUES" will be replaced in its entirety by the following:


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Derivatives. The fund also may use various types of derivatives outside of the
iGAP strategy, such as futures contracts, forward currency contracts, interest rate swaps, total return swaps and credit default swaps. It may use these for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures contracts, interest rate swaps, total return swaps, and credit default swaps.

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.
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The section of the fund's prospectus under the heading "MAIN RISKS" will be replaced in its entirety by the following:

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Credit risk. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In certain interest rate environments, such as when real interest rates (current actual interest rates) are rising faster than nominal interest rates (meaning a real interest rate plus an expected inflation rate), inflation indexed bonds may experience greater losses than other interest-paying securities of comparable quality and duration.

Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.

Focus risk. To the extent that the fund focuses its investments in particular sectors of the economy or particular industries, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those sectors or industries will have a significant impact on the fund's performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

iGAP risk. The success of the iGAP strategy depends, in part, on portfolio management's ability to analyze the correlation between various global markets and asset classes. If portfolio management's correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


February 1, 2010
DIPPF-3600S

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Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Foreign investment risk. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

The following information replaces similar disclosure about the portfolio management team under the heading "MANAGEMENT" in the fund's prospectus:

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

William Chepolis, CFA. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2005.

Matthew F. MacDonald. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2006.

Robert Wang. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2005.

Thomas Picciochi. Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2007.

Eric S. Meyer, CFA. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2010.




February 1, 2010
DIPPF-3600S


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               Please Retain This Supplement for Future Reference


February 1, 2010
DIPPF-3600S

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